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                                                               EXHIBIT 99.n


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Auditors" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 5, 2003 in this Registration Statement (Form N-2 No. 811-7528) of Insured Municipal Income Fund, Inc.


                                                         ERNST & YOUNG LLP


New York, New York
December 10, 2003